UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2006

SEALY MATTRESS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117081-27	20-1178482
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Numbers)	Identification No.)

Sealy Drive One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

On February 27, 2006 the Company issued a press release announcing the financial results for the fiscal year ended November 27, 2005.  The press release is furnished as exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated February 27, 2006, announcing financial results for the year ended November 27, 2005 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 28, 2006.

SEALY MATTRESS CORPORATION

Date: February 28, 2006	/s/ KENNETH L. WALKER
	By:	Kenneth L. Walker
	Its:	SENIOR VICE PRESIDENT, GENERAL COUNSEL